                                                                   EXHIBIT 99.40

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal            MLMI 04-WMC5
Account         GMAC
ML Coverage
Completed               10/21/2004 14:55

           SCENARIO 1   SCENARIO 2   SCENARIO 3
           ==========   ==========   ==========
PREPAY     100%         100%         100%
RATES      frwd         frwd+100     frwd + 200
CDR        0            0%           0
SEVERITY   0%           0%           0%
REV LAG             -            -            -

TRIGGER     Fail       Fail       Fail
PERIOD    Exc Sprd   Exc Sprd   Exc Sprd
=======   ========   ========   ========
AVG YR1        343        253        137
AVG YR2        284        188         95
AVG YR3        343        251        158
AVG YR4        340        279        199
AVG YR5        312        262        217
=======   ========   ========   ========
      1        461        461        461
      2        378        278        181
      3        347        249        152
      4        335        237        140
      5        391        291        194
      6        325        227        130
      7        338        240        143
      8        310        213        117
      9        327        229        133
     10        300        203        107
     11        293        197        101
     12        306        209        113
     13        278        182         88
     14        292        195        100
     15        260        165         71
     16        252        157         64
     17        310        214        118
     18        239        144         53
     19        252        157         65
     20        226        131         42
     21        348        250        155
     22        316        219        125
     23        308        212        118
     24        329        232        138
     25        298        202        109
     26        315        219        125
     27        337        244        150
     28        330        237        144
     29        408        313        217
     30        321        228        136
     31        341        247        154
     32        309        217        125
     33        386        298        205
     34        351        264        173
     35        345        257        167
     36        369        282        189
     37        335        248        158
     38        358        270        179
     39        344        282        197
     40        337        276        192
     41        392        332        243
     42        328        266        183
     43        351        290        205
     44        317        255        173
     45        353        306        236
     46        318        269        202
     47        313        264        197
     48        338        290        221
     49        304        253        188
     50        328        279        212
     51        304        254        211
     52        299        249        206
     53        390        344        297
     54        290        239        199
     55        315        265        222
     56        280        229        190
     57        330        280        238
     58        294        244        205
     59        289        239        201
     60        318        267        228
     61        283        233        196
     62        310        259        222
     63        287        240        199
     64        284        237        196
     65        381        334        283
     66        273        229        189
     67        301        253        214
     68        266        224        185
     69        306        259        216
     70        270        231        187
     71        266        228        185
     72        295        252        210
     73        259        224        183
     74        287        247        207
     75        256        228        182
     76        252        227        183
     77        356        310        261
     78        248        225        185
     79        279        251        207
     80        247        226        191
     81        282        259        213
     82        253        235        200
     83        207        203        204
     84        231        223        217
     85        209        211        216
     86        234        231        231
     87        219        226        230
     88        221        231        238
     89        269        266        262
     90        227        245        253
     91        252        264        270
     92        235        262        270
     93        266        285        288
     94        250        284        288
     95        256        293        297
     96        283        313        317